UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event): August 5, 2020 (July 31, 2020)

Booz Allen Hamilton Holding Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34972	26-2634160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8283 Greensboro Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 902-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock	BAH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 31, 2020, Booz Allen Hamilton Holding Corporation (the “Company”) amended and restated its certificate of incorporation. The Fifth Amended and Restated Certificate of Incorporation, among other things, provides for (i) the phased elimination of the Company’s classified board structure and (ii) the removal of references to the Company’s former private equity sponsor, which no longer apply. In addition, the Fifth Amended and Restated Certificate of Incorporation specifies that directors may be removed with or without cause, once the board of directors is unclassified. The Fifth Amended and Restated Certificate of Incorporation was approved by the Company’s stockholders at the July 29, 2020 Annual Meeting of Stockholders of the Company.

Effective as of July 31, 2020, the Company’s board of directors amended and restated the Company’s bylaws to reflect the phased elimination of the Company’s classified board structure and to similarly remove references to the Company’s prior private equity sponsor.

The foregoing descriptions of the Fifth Amended and Restated Certificate of Incorporation and Fourth Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Fifth Amended and Restated Certificate of Incorporation and Fourth Amended and Restated Bylaws, copies of which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The Company expects to present the attached materials to certain investors on August 6, 2020 and the materials may be used by the Company in various other presentations to investors. A copy of the materials is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Fifth Amended and Restated Certificate of Incorporation of Booz Allen Hamilton Holding Corporation

3.2	Fourth Amended and Restated Bylaws of Booz Allen Hamilton Holding Corporation

99.1	Investor Presentation

104	Cover Page Interactive File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Booz Allen Hamilton Holding Corporation

	BY:	/s/ Lloyd W. Howell, Jr.
Lloyd W. Howell, Jr.
Executive Vice President, Chief Financial Officer and Treasurer
Date: August 5, 2020